UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2005

AUGUST TECHNOLOGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

000-30637	41-1729485
(Commission File Number)	(IRS Employer Identification No.)

4900 West 78th Street

Bloomington, Minnesota 55545

(Address of Principal Executive Offices)  (Zip Code)

(952) 820-0080

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement.

On May 25, 2005, August Technology Corporation (the “Company”) entered into an Amendment to Employment Agreement (the “Amendment”) with Scott Gabbard, Vice President, Finance and Chief Accounting Officer of the Company, which amends the Employment Agreement dated July 11, 2002 between the Company and Mr. Gabbard.  The Amendment provides that, upon Mr. Gabbard’s resignation or termination for any reason, Mr. Gabbard will be entitled to severance payments equal to twelve months of his base salary, half of which would be paid in a lump sum on the six-month anniversary of Mr. Gabbard’s resignation or termination of employment and half would be paid in installments in accordance with the Company’s normal payroll schedule beginning with the first regularly scheduled payday following the six-month anniversary of such resignation or termination of employment.  A copy of the Amendment is set forth in Exhibit 10.1 and attached hereto and incorporated in this Current Report as if fully set forth herein.

Item 5.02                                             Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On May 25, 2005, Scott Gabbard, Vice President, Finance and Chief Accounting Officer of the Company, and the Company agreed that Mr. Gabbard’s last active day of employment as an officer of the Company will be August 5, 2005 and that his employment will terminate on September 5, 2005.  In connection with Mr. Gabbard’s departure, the Company has offered to enter into a separation agreement and release with Mr. Gabbard providing for severance payments equal to sixty-six (66) days of his base salary, outplacement services, health insurance benefits for two months and a release of claims by the Company in consideration for a release of claims from Mr. Gabbard.  Payments made under the proposed separation agreement will be in addition to any severance payments that may be due under the Amended Employment Agreement referred to above.

Item 9.01                                             Financial Statements and Exhibits.

(a)                                  Financial statements:  None.

(b)                                 Pro forma financial information:  None.

(c)                                  Exhibits:

10.1                           Amendment to Employment Agreement dated May 25, 2005 between the Company and Scott Gabbard

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 8, 2005

AUGUST TECHNOLOGY CORPORATION

	By	/s/ Stanley D. Piekos
Stanley D. Piekos, Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

AUGUST TECHNOLOGY CORPORATION

EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
May 25, 2005	000-30637

EXHIBIT NO.	ITEM

10.1	Amendment to Employment Agreement dated May 25, 2005 between the Company and Scott Gabbard